UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2024

TRUBRIDGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41992	74-3032373
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 St. Emanuel Street, Mobile, Alabama 36602

(Address of Principal Executive Offices, including Zip Code)

(251) 639-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	TBRG	The NASDAQ Stock Market LLC
Common Stock Purchase Rights	N/A	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

TruBridge, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) on May 9, 2024. Summarized below are descriptions of the matters voted on at the 2024 Annual Meeting and the final results of such voting:

Proposal 1 – Election of Two Class I Directors. The stockholders elected each of the director nominees to serve as a Class I director until the Company’s 2027 Annual Meeting of Stockholders and until a successor has been duly elected and qualified. The two nominees were current Class I directors of the Company who were re-elected. The result of the vote taken at the 2024 Annual Meeting was as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark V. Anquillare	7,927,442	2,474,656	1,794	1,342,126
Glenn P. Tobin	6,684,991	3,717,103	1,798	1,342,126

Proposal 2 – Advisory Vote on Executive Compensation. The stockholders adopted a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A in accordance with the compensation disclosure rules of the Securities and Exchange Commission. The result of the vote taken at the 2024 Annual Meeting was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
8,729,095	1,665,632	9,165	1,342,126

Proposal 3 – Ratification of Appointment of Independent Registered Public Accountants. The stockholders ratified the appointment of Grant Thornton LLP as the independent registered public accountants of the Company for the year ending December 31, 2024. The result of the vote taken at the 2024 Annual Meeting was as follows:

Votes For	Votes Against	Abstentions
10,662,354	1,079,302	4,362

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUBRIDGE, INC.

Date: May 13, 2024	By:	/s/ Christopher L. Fowler
Christopher L. Fowler
President and Chief Executive Officer

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